Exhibit 10.13

[Department of Health & Human Services Letterhead]

National Institutes of Health

Bethesda, Maryland 20892

October 1st, 2010

BY CERTIFIED MAIL

F. Nicholas Franano, M.D.

1010 W. 69th Terrace

Kansas City, MO 64113

Invention Title: Local, transcatheter delivery of proteases to reopen obstructed biological conduits

Inventor(s):  F. Nicholas Franano

NIH Grant #: HL007712

NIH EIR #: 9999207-99-0001

Patents: 7,361,335; 7,632,494; 7,063,838; 7,153,505.

Patent publications: 12/229,372; 11/454,554, 12/229,428.

Reference: Third Party Waiver Request — F. Nicholas Franano to Proteon Therapeutics, Inc.

Dear Dr. Franano,

In reference to your request for approval to make an assignment of rights from F. Nicholas Franano to Proteon Therapeutics, Inc., the NIH has approved your request. Please note however, that the provisions of 37 CFR 401 continue to apply to any assignee(s) herein and its/their successor(s) once you have executed the transfer. In addition, terms applicable to the original funding agreement, including, but not limited to, rights in data and sharing of unique research resources, also flow down to the assignee(s), if applicable to the original recipient. In this case, the Invention ownership has already been assigned from Johns Hopkins University to you personally, and this letter gives approval for the title of the intellectual property to go now to Proteon Therapeutics, Inc. These terms need to be incorporated, at least by reference, in the assignment document.

It is your responsibility to notify the assignee(s)/recipient(s) of this transfer of the decision of our office for this Third Party Waiver to permit assignment to Proteon Therapeutics, Inc. Also, both parties involved are required to sign and send a copy of this letter back to our office at the address or fax number listed below.

Annual Utilization Reports detailing utilization-related activities related to the Subject Invention continue to be required. In addition the filing and maintenance of any Patents and/or Patent Applications claiming the Subject Invention is required, unless waived with proper notice and lead time so that the Government may Elect Title if it chooses to do so. These terms also need to be incorporated, at least by reference, in the assignment document.

Finally, the authorized representative of the Assignee, in this case Proteon Therapeutics, Inc., should go to the iEdison Invention and Patent Reporting web site, located at http://iEdison.gov, and register within 90 days from the date of this notification. This iEdison web site permits the Assignee to make the required reports on the assigned inventions. Once the Assignee registers at the iEdison web site, our office needs to be contacted at (301) 435-1986 to transfer the technology appropriately to the new iEdison account of the Assignee.

[3rd Party Waiver Request for F. Nicholas Franano to Proteon Therapeutics, Inc. Page 2 of 2]

This determination is effective upon the signature & return from the Authorized Personal Representative of F.  Nicholas Franano and the Authorized Organizational Representative of Proteon Therapeutics, Inc., within 90 days from the correspondence date of this letter.

If you have any additional questions, please contact the Waiver Coordinator at (301) 435-1986.

Sincerely,

/s/John Salzman
John Salzman
Assistant Extramural Invention Policy Officer
Division of Extramural Inventions and Technology Resource (DEITR)
Office of Policy for Extramural Research Administration (OPERA), OER, OD

[3rd Party Waiver Request for F. Nicholas Franano to Proteon Therapeutics, Inc. Page 3 of 2]

Please direct all correspondence to:

Waiver Coordinator
6705 Rockledge Drive	Phone: (301) 435-1986
Suite 310, MSC 7980	Fax: (301) 480-0272
Bethesda, MD 20892-1910	Email: waiver@nih.gov

Accepted:	/s/ F. Nicholas Franano M.D.
Authorized Official’s Signature for F. Nicholas Franano

	F. Nicholas Franano M.D.	Date:	11/26/2010
Print Name and Title

Accepted:
Authorized Official’s Signature for Proteon Therapeutics, Inc.

Date:
Print Name and Title

Invention Title: Local, transcatheter delivery of proteases to reopen obstructed biological conduits

NIH Grant #: HL007712

EIR #: 9999207-99-0001

Patents: 7,361,335; 7,632,494; 7,063,838; 7,153,505.

Patent publications: 12/229,372; 11/454,554, 12/229,428.

Individual’s name requesting waiver: F. Nicholas Franano

Institution to which the technology is to be transferred: Proteon Therapeutics, Inc.

Current Date: October 1st, 2010